LIMITED POWER OF ATTORNEY

The undersigned hereby constitutes
and appoints each of Andrea Zopp,
Steven Cook, Kristin Kruska, Ellis
Regenbogen and April Hanes-Dowd
with full power to each of them
to act alone, as his true and
lawful attorney-in-fact to:
(1) execute and file in the name
and on behalf of the undersigned
Forms 3, 4 and 5 pursuant to Section
16(a) of the Securities Exchange Act
of 1934 and the rules thereunder;
(2) do and perform any and all acts
for and on behalf of the undersigned
which may be necessary or desirable
to complete the execution of any
such Form 3, 4 or 5 and the timely
filing of such form with the United
States Securities and Exchange
Commission, the New York Stock Exchange, or otherwise; and
(3) take any other action of any type
whatsoever in connection with the
foregoing which such attorney-in-fact
in his or her sole discretion
determines may be of benefit to,
in the best interest of, or legally
required by, the undersigned, it being
understood that the documents executed
by such attorney-in-fact on behalf of
the undersigned pursuant to the Power
of Attorney shall be in such form and
shall contain such terms and conditions
as such attorney-in-fact may approve
in his or her discretion.
Until such time as the undersigned
is no longer subject to the obligations
imposed by Section 16, the undersigned
hereby grants to each such attorney-in-fact full power and authority to do and perform each and every act and thing whatsoever which such attorney-in-fact in his or her sole discretion determines to be necessary or appropriate to be done in the exercise of any of the rights and powers herein granted, with full power of substitution or resubstitution, hereby ratifying and confirming all that such attorney-in-fact, or his or her substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.
The undersigned acknowledges that the
foregoing attorneys-in-fact, in serving
in such capacity at the request of the
undersigned, are not assuming any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange
Act of 1934 and shall have no liability
with respect thereto.
IN WITNESS WHEREOF, the undersigned
has caused this Power of Attorney to
be executed as of this13th
day of April, 2005.



/s/  Robert Luse


Subscribed and sworn to before me
this 13th day of April, 2005.

Debra Cherry
Notary Public
In and for the County of Cook
My Commission expires:09-01-08

(Seal)
DMLIB-#7187-v27-POA.DOC